EXECUTION COPY

INCREMENTAL TERM C FACILITY AMENDMENT

Dated as of March 5, 2008

INCREMENTAL TERM C FACILITY AMENDMENT (this "Amendment") among UNITEK ACQUISITION, INC., a Delaware corporation (the "Borrower"), the Incremental Term C Lender (as such term is defined below), and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions and other lenders parties to the First Lien Credit Agreement referred to below (collectively, the "Lenders").

PRELIMINARY STATEMENTS:

(1) The Borrower, Lenders and the Administrative Agent have entered into a First Lien Credit Agreement dated as of September 27, 2007 (such First Lien Credit Agreement, as otherwise amended, supplemented or modified prior to the date hereof, the "First Lien Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower, the financial institutions and other lenders party to the Second Lien Term Loan Agreement and the Administrative Agent have entered into a Second Lien Term Loan Agreement dated as of September 27, 2007 (such Second Lien Term Loan Agreement, as otherwise amended, supplemented or modified prior to the date hereof, the "Second Lien Term Loan Agreement").

(3) As provided in Section 2.18 of the First Lien Credit Agreement, the Borrower and the Administrative Agent hereby agree to make certain technical amendments to the First Lien Credit Agreement for an Incremental Term C Facility thereto, as hereinafter set forth.

(4) Accordingly, the Incremental Term C Facility shall be implemented as follows:

SECTION 1. Incremental Term C Facility. Pursuant to Section 2.18 of the First Lien Credit Agreement, the lender listed under the heading "Incremental Term C Lender" on the signature pages hereof (the "Incremental Term C Lender") agrees to commit an amount equal to the amount set forth opposite the name of such Incremental Term C Lender listed on Schedule I hereto (the "Incremental Term C Commitment"), such Incremental Term C Commitment to be effective as of March 5, 2008.

SECTION 2. Incremental Term C Commitment. The Term C Incremental Lender hereby acknowledges that it has made the Incremental Term C Commitment set forth opposite such Incremental Term C Lender's name on Schedule I to this Amendment. Each of the Borrower and the Incremental Term C Lender hereby agree that from and after March 5, 2008, such Incremental Term C Lender shall be a "Term C Lender" for all purposes under the Credit Agreement.

SECTION 3. Interest. The Borrower shall pay interest on the unpaid principal amount of all Term C Advances from the date of such Advance until such principal amount shall be paid in full, at a rate equal to the greater of (i) 13.08% per annum and (ii) the Eurodollar Rate plus 725 basis points, payable in arrears quarterly on the last Business Day of each March, June, September and December.

SECTION 4. Conditions Precedent to Effectiveness. This Amendment shall become effective as of March 5, 2008 if, and only if, on or prior to such date the Administrative Agent shall have

received (i) certified copies of resolutions of the board of directors of the Borrower approving the Incremental Term C Commitment, and (ii) counterparts of this Amendment executed by the Borrower and the Term C Lender.

SECTION 5. Reference to and Effect on the Credit Agreement and other Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "the Credit Agreement", "hereunder", "hereof", "thereunder", "thereof" or words of like import referring to the First Lien Credit Agreement shall mean and be a reference to the First Lien Credit Agreement, as amended by this Amendment.

(b) The First Lien Credit Agreement, as specifically amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITEK ACQUISITION, INC., as Borrower

By: ______________________________

Name: Peter Brodsky

Title: Chairman and President

ROYAL BANK OF CANADA, as Administrative Agent

By: ______________________
Name: Ann Hurley
Title: Manager, Agency

Incremental Term C Lender

PROSPECT CAPITAL CORPORATION

By: ______________________________

Name: GRIER ELIASEK

Title: PRESIDENT & COO

SCHEDULE I

Incremental Term C Lender	Amount of Incremental Term C Commitment
Prospect Capital Corporation	**$6,500,000**